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                                                     EXHIBIT 99.1
UNIVERSAL HEALTH REALTY INCOME TRUST                 Universal Corporate Center
                                                     367 S. Gulph Road
                                                     P.O. Box 61558
                                                     King of Prussia, PA 19406
                                                     (610) 265-0688
FOR IMMEDIATE RELEASE

CONTACT:  Cheryl K. Ramagano                                      April 17, 2003
          Vice President & Treasurer


                      UNIVERSAL HEALTH REALTY INCOME TRUST
                       REPORTS FIRST QUARTER 2003 EARNINGS


         KING OF PRUSSIA, PA - Universal Health Realty Income Trust (NYSE:UHT) announced today that net income per diluted share for the quarter ended March 31, 2003 was $.48 compared to $.53 for the same period in the prior year. Included in the net income per diluted share for the first quarters ended March 31 are gains on the sale of real property of $365,000 or $.03 per diluted share in 2003 and $1,179,000 or $.10 per diluted share in 2002. Funds from operations
(FFO) per diluted share for the quarter ended March 31, 2003 were $.62 compared to $.60 for the same period in the prior year.

         At March 31, 2003, the Trust's shareholders' equity was $149.2 million and the Trust's liabilities for borrowed funds was $29.8 million resulting in a debt to total capitalization ratio of 17%. The first quarter dividend of $.485 per share was paid on March 31, 2003 and represents a dividend payout ratio of 78% of FFO.

         Universal Health Realty Income Trust, a real estate investment trust, invests in healthcare and human service related facilities including acute care hospitals, behavioral healthcare facilities, rehabilitation hospitals, sub-acute care facilities, surgery centers, childcare centers and medical office buildings. The Trust has forty-two investments in fifteen states.

         Management of the Trust considers funds from operations (FFO) an appropriate measure of performance of an equity REIT because industry analysts have accepted it as such. The Trust's calculation of FFO, as presented below, may differ from the methodology used by other equity REITS and the standards established by the National Association of Real Estate Investment Trusts. Accordingly, FFO as calculated herein may not be comparable to that of other REITS. Further, FFO should not be considered as an alternative for net income as a measure of profitability or cash flows provided by operating activities determined in accordance with generally accepted accounting principles.

         Certain statements in this release may constitute forward-looking statements and are subject to various risks and uncertainties as discussed in the Trust's filings with the Securities and Exchange Commission. The Trust is not obligated to update these forward-looking statements even if the Trust's assessment of these risks and uncertainties changes.

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                                     (more)

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                      Universal Health Realty Income Trust
                              Statements of Income
               For the Three Months Ended March 31, 2003 and 2002
                (amounts in thousands, except per share amounts)
                                  (unaudited)

                                                                                          Three Months
                                                                                         Ended March 31,
                                                                          ---------------------------------------------
                                                                                  2003                     2002
                                                                          --------------------     --------------------
Revenues:
 Base rental - UHS facilities                                                         $ 3,253                  $ 3,253
 Base rental, tenant reimbursements and other - Non-related parties                     2,732                    2,880
 Bonus rental - UHS facilities                                                          1,208                      993
                                                                          --------------------     --------------------
                                                                                        7,193                    7,126
                                                                          --------------------     --------------------

Expenses:
 Depreciation & amortization                                                            1,112                    1,109
 Interest expense                                                                         585                      621
 Advisory fees to UHS                                                                     350                      343
 Other operating expenses                                                                 827                      826
 Loss (gain) on derivatives                                                                35                      (12)
                                                                          --------------------     --------------------
                                                                                        2,909                    2,887
                                                                          --------------------     --------------------

Income before equity in limited liability companies ("LLCs")                            4,284                    4,239


 Equity in income of LLCs (including gain on sale of real
   property of $365 in 2003 and $1,179 in 2002)                                         1,386                    2,039


                                                                          --------------------     --------------------
               Net income                                                             $ 5,670                  $ 6,278
                                                                          ====================     ====================

               Net income per share - Basic                                           $  0.48                  $  0.54
                                                                          ====================     ====================

               Net income per share - Diluted                                         $  0.48                  $  0.53
                                                                          ====================     ====================

Weighted average number of shares outstanding - (Basic)                                11,700                   11,679
Weighted average number of share equivalents                                               65                       57
                                                                          --------------------     --------------------
Weighted average number of shares and equivalents - (Diluted)                          11,765                   11,736
                                                                          ====================     ====================

                                                                                          Three Months
                                                                                         Ended March 31,
                                                                          ---------------------------------------------
                                                                                  2003                     2002
                                                                          --------------------     --------------------
Net income                                                                            $ 5,670                  $ 6,278

Plus: Depreciation expense:
        Consolidated investments                                                        1,099                    1,096
        Unconsolidated affiliates                                                         986                      900
Less: Gain on LLC's sale of real property                                                (365)                  (1,179)
      Straight line rent recognition                                                     (105)                       0
      Loss (gain) on derivatives                                                           35                      (12)
                                                                          --------------------     --------------------
      Funds from operations (FFO)                                                     $ 7,320                  $ 7,083
                                                                          ====================     ====================


      Funds from operations (FFO) per share - Basic                                   $  0.63                  $  0.61
                                                                          ====================     ====================
      Funds from operations (FFO) per share - Diluted                                 $  0.62                  $  0.60
                                                                          ====================     ====================


      Dividend paid per share                                                         $ 0.485                  $ 0.475
                                                                          ====================     ====================

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                      Universal Health Realty Income Trust
                           Consolidated Balance Sheets
                         (dollar amounts in thousands)
                                  (unaudited)

                                                                         March 31,                    December 31,
 Assets:                                                                   2003                           2002
 -------                                                          ----------------------          --------------------
Real Estate Investments:
     Buildings and improvements                                               $ 160,240                     $ 159,670
     Accumulated depreciation                                                   (48,909)                      (47,810)
                                                                  ----------------------          --------------------
                                                                                111,115                       111,957
     Land                                                                        22,929                        22,929
                                                                  ----------------------          --------------------
             Net Real Estate Investments                                        134,044                       134,886
                                                                  ----------------------          --------------------

Investments in limited liability companies ("LLCs")                              48,448                        48,314

Other Assets:
     Cash                                                                           537                           598
     Bonus rent receivable from UHS                                               1,213                         1,101
     Rent receivable from non-related parties                                       136                           137
     Deferred charges and other assets, net                                         182                            81
                                                                  ----------------------          --------------------
                                                                              $ 184,560                     $ 185,117
                                                                  ======================          ====================

Liabilities and Shareholders' Equity:
-------------------------------------

Liabilities:
     Bank borrowings                                                          $  29,768                     $  30,493
     Accrued interest                                                               273                           282
     Accrued expenses and other liabilities                                       1,703                         1,761
     Fair value of derivative instrument                                          3,124                         3,233
     Tenant reserves, escrows, deposits and prepaid rents                           434                           446

     Minority interest                                                               43                            40

Shareholders' Equity:
     Preferred shares of beneficial interest,
         $.01 par value; 5,000,000 shares authorized;
         none outstanding                                                             -                             -
     Common shares, $.01 par value;
         95,000,000 shares authorized; issued
         and outstanding: 2003 - 11,707,858
         2002 -11,698,163                                                           117                           117
     Capital in excess of par value                                             184,988                       184,772
     Cumulative net income                                                      202,328                       196,658
     Accumulated other comprehensive loss
       on cash flow hedges                                                       (2,890)                       (3,033)
     Cumulative dividends                                                      (235,328)                     (229,652)
                                                                  ----------------------          --------------------
             Total Shareholders' Equity                                         149,215                       148,862
                                                                  ----------------------          --------------------
                                                                              $ 184,560                     $ 185,117
                                                                  ======================          ====================